Exhibit 99.1

Data443 Completes Acquisition of Leading Ransomware Recovery and Data

Extortion Mitigation Platform, Centurion SmartShield

Unique capabilities support zero-trust and digital rights management for sensitive data at home, office, and cloud

RESEARCH TRIANGLE PARK, NC, January 20, 2022 – Data443 Risk Mitigation, Inc. (“Data443” or the “Company”) (OTCPK: ATDS), a leading data security and privacy software company, today announced the completion of the acquisition of certain assets from Centurion Technologies, namely its ransomware protection and device recovery technologies, along with ancillary assets.

The deal brings to Data443® the leading technical component to comply with recently established requirements from the Cybersecurity & Infrastructure Security Agency (CISA), as mandated by the Biden Administration. Trusted by customers worldwide with over 3 million licenses deployed, Centurion will deliver valuable intellectual property and patents, customers, and extensive partner portfolio and integrations to Data443.

Data security ransomware and theft continue unabated in 2022, and the demand has never been more robust for capabilities that protect data, devices, and critical infrastructure. Simplistic recovery for end-users is considered a major milestone for technology vendors – greatly reducing the reliance on expensive and increasingly unavailable IT staff; Data443’s Ransomware Recovery Manager™ enables users to recover from any attack with a simple reboot.

“Our staff and partners are very excited for this next phase of the product line,” stated the outgoing president of Centurion Technologies, Tripp Manheimer. “Little did we know that being part of Operation Enduring Freedom, helping several branches of the US armed forces, along with hundreds of schools, universities, medical and financial institutions that utilize our protection and recovery services, would continue to contribute to such an important and germane capability for this time and age.”

Jason Remillard, Data443’s Founder and Chief Executive Officer, commented, “This acquisition represents a major milestone for Data443 and demonstrates once again that Data443 continues to make headway even in challenging market conditions. Centurion’s ransomware recovery product has long been a differentiator since we first licensed it in 2021 for our product line. Ransomware victims have very little recourse after an attack; in fact, the government has initiated efforts to stifle ransom payments using cryptocurrency. Investments in best-practice security programs, platforms, and frameworks have become a business necessity.”

“Completing this transaction adds immediate value to our clients and significantly boosts our capabilities and technology stack. At the same time, Data443 is acquiring a satisfied, robust customer list that will allow us to introduce our full suite of products and services. Centurion’s customers can now look forward to updated product releases, including new features like our recently released Antivirus Protect Manager™, local data sensitivity scanning, and data exfiltration protection to support zero-trust models that many clients are currently pursuing,” concluded Mr. Remillard.

Data443 offers several licensing models: individual, small business, and major enterprise bundles. Additionally, there are sell-with bundles that match valuable Data443 products that directly benefit users and enterprises.

Clients can learn more directly at: https://data443.com/ransomware-recovery-manager/

Clients can download a free trial at: https://orders.data443.com/index.php?rp=/store/endpoint

About Data443 Risk Mitigation, Inc.

Data443 Risk Mitigation, Inc. (OTCPK: ATDS), is an industry leader in All Things Data Security®, providing software and services to enable secure data across local devices, network, cloud, and databases, at rest and in flight. Its suite of products and services is highlighted by:

(i) Data443® Ransomware Recovery Manager™, built for the modern enterprise, its capabilities are designed to recover a workstation immediately upon infection to the last known business-operable state, without any end user or IT Administrator efforts;

(ii) Data Identification Manager™ (previously marketed as ClassiDocs® and FileFacets®), the Company’s award-winning data classification and governance technology, which supports CCPA, LGPD and GDPR compliance in a Software-as-a-Service (SaaS) platform that performs sophisticated data discovery and content search of structured and unstructured data within corporate networks, servers, content management systems, email, desktops and laptops;

(iii) Data Archive Manager™ (previously marketed as ArcMail®), a leading provider of simple, secure and cost-effective enterprise data retention management, archiving and management solutions;

(iv) Sensitive Content Manager™ (previously marketed as ARALOC®), a market leading secure, cloud-based platform for the management, protection and distribution of digital content to the desktop and mobile devices, which protects an organization’s confidential content and intellectual property assets from leakage — malicious or accidental — without impacting collaboration between all stakeholders; , a market leading secure, cloud-based platform for the management, protection and distribution of digital content to the desktop and mobile devices, which protects an organization’s confidential content and intellectual property assets from leakage — malicious or accidental — without impacting collaboration between all stakeholders;

(v) Data Placement Manager™ (previously marketed as DATAEXPRESS®), the leading data transport, transformation and delivery product trusted by leading financial organizations worldwide;

(vi) Access Control Manager™ (previously marketed as Resilient Access™), enables fine-grained access controls across myriad platforms at scale for internal client systems and commercial public cloud platforms like Salesforce, Box.Net, Google G Suite, Microsoft OneDrive and others;

(vii) Data Identification Manager™ (previously marketed as ClassiDocs®) for Blockchain, provides an active implementation for the Ripple XRP that protects blockchain transactions from inadvertent disclosure and data leaks;

(viii) Data443® Global Privacy Manager™, the privacy compliance and consumer loss mitigation platform which is integrated with Data Identification Manager to do the delivery portions of GDPR and CCPA as well as process Data Privacy Access Requests – removal request – with inventory enables the full lifecycle of Data Privacy Access Requests, Remediation, Monitoring and Reporting;

(ix) IntellyWP, a leading purveyor of user experience enhancement products for webmasters for the world’s largest content management platform, WordPress;

(x) Data443® Chat History Scanner, which scans chat messages for Compliance, Security, PII, PI, PCI & custom keywords; and

(xi) GDPR Framework, The CCPA Framework and LGPD Framework WordPress plugins, with over 30,000 active site owners combined, enables organizations of all sizes to comply with European, California and Brazilian privacy rules and regulations.

For more information, please visit http://www.data443.com.

Forward-Looking Statements

The statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this press release that are not historical statements, including statements regarding Data443’s plans, objectives, future opportunities for Data443’s services, future financial performance and operating results and any other statements regarding Data443’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are not guarantees of future performance and are subject to numerous risks, uncertainties, and assumptions, many of which are beyond Data443’s control, and which could cause actual results to differ materially from the results expressed or implied by the statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, and include, without limitation, results of litigation, settlements and investigations; actions by third parties, including governmental agencies; volatility in customer spending; global economic conditions; ability to hire and retain personnel; loss of, or reduction in business with, key customers; difficulty with growth and integration of acquisitions; product liability; cybersecurity risk; anti-takeover measures in our charter documents; and, the uncertainties created by the ongoing outbreak of a respiratory illness caused by the 2019 novel coronavirus that was recently named by the World Health Organization as COVID-19. These and other important risk factors are described more fully in our reports and other documents filed with the Securities and Exchange Commission (“the SEC”), including under (i) “Part I, Item 1A. Risk Factors”, in our Registration Statement on Form 10 filed with the SEC on January 11, 2019 and amended on April 24, 2019; (ii) “Part I, Item 1A. Risk Factors”, in our Annual Report on Form 10-K filed with the SEC on March 23, 2021; and, (iii) subsequent filings. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to us on the date hereof. Except as otherwise required by applicable law, we undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise.

Data443®, ClassiDocs®, ARALOC®, ARCMAIL®, DATAEXPRESS® and FILEFACETS® are all registered trademarks of Data443 Risk Mitigation, Inc.

All product names, trademarks and registered trademarks are property of their respective owners. All company, product and service names used in this website are for identification purposes only. Use of these names, trademarks and brands does not imply endorsement.

All other trademarks cited herein are the property of their respective owners.

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Investor Relations Contact:

Matthew Abenante

ir@data443.com

919.858.6542